Commitments and Contingencies	12 Months Ended
Jul. 31, 2021
Disclosure Of Commitments And Contingencies [Abstract]
Commitments and Contingencies

31. Commitments and Contingencies

COMMITMENTS

The Company has certain contractual financial obligations related to service agreements, purchase agreements, rental agreements and construction contracts.

Some of these contracts have optional renewal terms that the Company may exercise at its option. The annual minimum payments payable under these obligations over the next five fiscal years and thereafter are as follows:

$
July 31, 2022	18,244
July 31, 2023	3,846
July 31, 2024	3,474
July 31, 2025	2,429
July 31, 2026	5,802
Thereafter	13,472
47,267

See Note 20 for recognized contractual commitments regarding the Company's lease obligations under IFRS 16.

LETTERS OF CREDIT

The Company holds a five-year letter of credit with a Canadian financial institution to provide a maximum of $250 that amortizes $50 annually until its expiry on July 14, 2024. As at July 31, 2021, the remaining balance of the letter of credit is $200, was not drawn upon and is secured by cash held in collateral (Note 6).

On August 1, 2020, the Company reissued a pre-existing letter of credit with a Canadian financial institution under an agreement with a public utility provider entitling the utility provider to a maximum of $2,581, subject to certain operational requirements. The letter of credit has a one-year expiry from the date of issuance with an auto renewal feature. On January 1, 2021, the letter of credit was reduced to $2,352 by way of amendment. The letter of credit has not been drawn upon as at July 31, 2021. The letter of credit is secured by cash held in collateral (Note 6).

CONTINGENCIES

The Company may be, from time to time, subject to various administrative and other legal proceedings arising in the ordinary course of business.  Contingent liabilities associated with legal proceedings are recorded when a liability is probable, and the contingent liability can be reasonably estimated. While the following matters are ongoing, the Company disputes the allegations and intends to continue to vigorously defend against the claims.

As of July 31, 2021, the Company and its Chief Executive Officer are defendants in a putative class-action lawsuit pending in the Québec Superior Court brought on behalf of certain purchasers of shares of the Company and filed on November 19, 2019. The lawsuit asserts causes of action for misrepresentations under the Québec Securities Act and the Civil Code of Québec in connection with certain statements contained in HEXO's prospectus, public documents and public oral statements between April 11, 2018 and November 15, 2019.  The allegations relate to: (1) statements made by the Company regarding its agreement with the Province of Québec to supply cannabis; (2) statements made by the Company regarding its acquisition of Newstrike, particularly the licensing of the Newstrike facilities and the forecasted synergies and/savings from the Newstrike acquisition; (3) statements made by the Company about the net revenues in Q4 2019 and fiscal year 2020; and (4) the certifications by Sebastian St-Louis and the underwriters of the Company. The plaintiffs seek to represent a class comprised of Québec residents who acquired the Company's securities either in an Offering (primary market) or on the secondary market during such period and seek compensatory damages for all monetary losses and costs. The amount claimed for damages has not been quantified and no accrual has been made as at July 31, 2021 (July 31, 2020 - $nil).

As of July 31, 2021, the Company is named as a defendant in a proposed consumer protection class action filed on June 16, 2020, in the Court of Queens' Bench in Alberta on behalf of residents of Canada who purchased cannabis products over specified periods of time. Several other licensed producers are also named as co-defendants in the action. The lawsuit asserts causes of action, including for breach of contract and breach of consumer protection legislation, arising out of allegations that the Tetrahydrocannabinol (THC) or Cannabidiol (CBD) content of medicinal and recreational cannabis products sold by the Company and the other defendants to consumers was different from what was advertised on the products' labels. Many of the cannabis products sold by the Company and other defendants were allegedly sold to consumers in containers using plastic bottles or caps that may have rapidly absorbed or degraded the THC or CBD content within them. By allegedly over-representing the true amount of THC or CBD in the products, the plaintiff claims that consumers would be required to consume substantially more product than they otherwise would have in order to obtain the desired effects or, in the alternative, would have consumed the product without obtaining the desired effects. The action has not yet been certified as a class action.

On June 1, 2021, by way of the business acquisition of Zenabis, the Company assumed senior notes payable and the following litigation with the associated lender of the notes (Note 21b). Upon closing the acquisition of Zenabis, the Company was in default under the debenture due to the failure to obtain the lenders consent for a change of control. On February 19, 2021, Zenabis filed a petition in the Supreme Court of British Columbia for a determination of the amount required to repay and terminate the debenture and to obtain discharges of the debenture and related security. The lender took the position that the amount to discharge the debenture and related securities was approximately $72,000. The Company believes the amount is approximately $53,000, which has been provided for in the consolidated financial statements. Under the senior secured convertible note agreement (Note 19), the Company has restricted funds to satisfy this liability (Note 6). The difference largely relates to whether a prepayment fee and default fees are payable under the debenture and to the amount to buyout and discharge of a revenue based royalty liability. The petition was heard on March 29, March 30, March 31, April 1, April 15 and May 14, 2021. The Judge's decision remains on reserve and no indication as to the likely timing of its release has been provided.

ONEROUS CONTRACT

During the year ended July 31, 2020, the Company recognized a $4,763 onerous contract provision related to a fixed price supply agreement for the supply of certain cannabis products. The supply agreement is currently the subject of legal proceedings as disclosed above. The costs and purchase obligations under the contract exceed the economic benefits expected to be received. The related loss has been included in operating expenses in the year ended July 31, 2020. The onerous contract liability remains as at July 31, 2021.